SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                              EXCHANGE ACT OF 1934


                               November 12, 1999
                       (Date of Earliest Event Reported)


                        MORGAN STANLEY AIRCRAFT FINANCE
           (Exact Name of Registrant as Specified in Trust Agreement)


                                    Delaware
         (State or Other Jurisdiction of Incorporation or Organization)

         333-56575                                      13-3375162
         (Commission File                               (IRS Employer
         Number)                                        Identification No.)


                        Morgan Stanley Aircraft Finance
                          c/o Wilmington Trust Company
                            1100 North Market Street
                              Rodney Square North
                        Wilmington, Delaware 19890-1000
                   Attention: Corporate Trust Administration
                                 (302) 651-1000


             (Address and Telephone Number, Including Area Code, of
                    Registrant's Principal Executive Office)

Item 5. Other Events

     Attached hereto as Exhibit A is a copy of a Monthly Report to Noteholders dated November 12, 1999 sent to each holder of Notes due March 15, 2023 of Morgan Stanley Aircraft Finance.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                        MORGAN STANLEY AIRCRAFT FINANCE


Date:    November 12, 1999              By: /s/ Alexander Frank
                                           -------------------------------------
                                            Signatory Trustee

                                 EXHIBIT INDEX


Exhibit A   -   Report to Noteholders

                                                                      Exhibit A


                        MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               All amounts in US dollars unless otherwise stated


Payment Date                  15th of each month
Convention                    Modified Following Business Day
Current Payment Date          15-Nov-99
Current Calculation Date      8-Nov-99
Previous Payment Date         15-Oct-99
Previous Calculation Date     8-Oct-99

-------------------------------------------------------------------------------------------------

1. Account Activity Summary between Calculation Dates

-------------------------------------------------------------------------------------------------
                                  Prior           Deposits      Withdrawals       Balance on
                                 Balance                                        Calculation Date
                                 8-Oct-99                                           8-Nov-99
-------------------------------------------------------------------------------------------------
Expense Account                 3,585,258.25    1,328,508.66       (750,479.15)    4,163,287.76
Collection Account             10,431,543.02    9,700,349.69    (10,431,542.99)    9,700,349.72
Aircraft Purchase Account                  -               -                 -                -
Liquidity Reserve cash balance 25,000,000.00               -                 -    25,000,000.00
-------------------------------------------------------------------------------------------------
Total                          39,016,801.27   11,028,858.35   (11,182,022.14)    38,863,637.48
-------------------------------------------------------------------------------------------------

2. Analysis of Expenses Account Activity

-------------------------------------------------------------------------------------------------
Opening Balance on Previous Calculation Date                                       3,585,258.25
Transfer from Collection Account on previous Payment Date                          1,328,508.66
Permitted Aircraft Accrual
Interim Transfer to Collection Account
Interest Income
Balance on current Calculation Date
 - Payments on previous payment date                                                (562,131.86)
 - Interim payments                                                                 (188,347.29)
 - other
------------------------------------------------------------------------------------------------
Balance on current Calculation Date                                                4,163,287.76
------------------------------------------------------------------------------------------------

3. Analysis of Collection Account Activity

------------------------------------------------------------------------------------------------
Opening Balance on Previous Calculation Date                                      10,431,543.02
Collections during period
 - lease rentals                                                                   8,067,025.03
 - maintenance reserves                                                            1,084,924.00
 - other leasing income                                                              385,482.63
 - interest income                                                                   162,918.03
 - interim transfer from Expense A/C                                                          -
Transfers from Aircraft Purchase Account                                                      -
Drawings under Credit or Liquidity Enhancement Facilities                                     -
Repayment of Drawings under Credit or Liquidity Enhancement Facilities                        -
Transfer to Expense Account on previous Payment Date
 - Required Expense Amount                                                        (1,328,508.66)
 - Permitted Aircraft Modifications
Net Swap payments on previous Payment Date                                          (615,208.33)
Aggregate Note Payments on previous Payment Date                                  (8,487,826.00)
Interim Transfer to Expense Account
-------------------------------------------------------------------------------------------------
Balance on current Calculation Date                                               9,700,349.72
-------------------------------------------------------------------------------------------------

Analysis of Liquidity Reserve Amount
First Collection Account Reserve                                                 15,000,000.00
Second Collection Account Reserve                                                10,000,000.00
Morgan Stanley Facility                                                          10,000,000.00
ILFC Facility
   - Letter of Credit                                      10,000,000.00
   - Cash Security Deposits                                20,428,351.00         30,428,351.00
                                                                                --------------
Liquidity Reserve Amount                                                         65,428,351.00
                                                                                --------------

Minimum Liquidity Reserve Amount                                                 15,000,000.00

------------------------------------------------------------------------------------------------


Current Payment Date                   15-Nov-99
Current Calculation Date               8-Nov-99
Previous Payment Date                  15-Oct-99
Previous Calculation Date              8-Oct-99
------------------------------------------------------------------------------------------------

Balance in Collection Account                                                     9,700,349.72
Liquidity Reserve Amount                                                         65,428,351.00
                                                                                ==============
Available Collections                                                            75,128,700.72
                                                                                ==============

3. Analysis of Collection Account Activity (Continued)
------------------------------------------------------------------------------------------------
Analysis of Current Payment Date Distributions

(I)          Required Expense Amount                                                665,000.71
(II) a)      Class A Interest but excluding Step-up                               3,113,181.26
     b)      Swap Payments other than subordinated swap payments                    477,569.44
(iii)a)      Repayment of Primary Eligible Credit Facilities                                 -
     b)      First Collection Account top-up (Minimum liquidity reserve $15 m)   15,000,000.00
(iv)         Class A Minimum principal payment                                               -
(v)          Class B Interest                                                       476,379.72
(vi)         Class B Minimum principal payment                                      323,568.54
(vii)        Class C Interest                                                       574,981.44
(viii)       Class C Minimum principal payment                                               -
(ix)         Class D Interest                                                       797,500.00
(x)          Class D Minimum principal payment                                               -
(xi)  a)     Secondary Eligible Credit Facilities
             (ILFC and Morgan Stanley Facilities)                                            -
      b)     Second collection account top-up                                    50,428,351.00
(xii)        Class A Scheduled principal                                                     -
(xiii)       Class B Scheduled principal                                                     -
(xiv)        Class C Scheduled principal                                              9,978.00
(xv)         Class D Scheduled principal                                                     -
(xvi)        Permitted accruals for Modifications
(xvii)       Step-up interest                                                                -
(xviii)      Beneficial interest                                                             -
(xix)        Class A Supplemental principal                                       3,262,190.61
(xx)         Class B Supplemental principal                                                  -
(xxi)        Class D Redemption Price                                                        -
(xxii)       Class C Redemption Price                                                        -
(xxiii)      Class B Redemption Price                                                        -
(xxiv)       Class A Redemption Price                                                        -
(xxv)        Subordinated Swap payments                                                      -
(xxvi)       all remaining amounts to holders of Beneficial interests
             Total Payments with respect to Payment Date                         75,128,700.72
             less collection Account Top Ups (iii) (b) and (xi) (b) above        65,428,351.00
                                                                                --------------
                                                                                  9,700,349.72
                                                                                ==============
------------------------------------------------------------------------------------------------



Current Payment Date                    15-Nov-99
Current Calculation Date                8-Nov-99
Previous Payment Date                   15-Oct-99
Previous Calculation Date               8-Oct-99
------------------------------------------------------------------------------------------------

4. Payments on the Notes by Subclass

------------------------------------------------------------------------------------------------
                                           Subclass        Subclass        Subclass
(a) Floating Rate Notes                       A-1             A-2             B-1
------------------------------------------------------------------------------------------------
Applicable LIBOR                               5.40625%        5.40625%        5.40625%
Applicable Margin                               0.2100%         0.3500%         0.6500%
Applicable Interest Rate                       5.61625%        5.75625%        6.05625%
Day Count                                       Act/360         Act/360         Act/360
Actual Number of Days                                31              31              31
Interest Amount Payable                    1,934,486.11    1,178,695.15      476,379.72
Step-up Interest Amount Payable                       -        NA              NA
----------------------------------------------------------------------------------------
Total Interest Paid                        1,934,486.11    1,178,695.15      476,379.72
----------------------------------------------------------------------------------------

Expected Final Payment Date                   15-Mar-00       15-Sep-05       15-Mar-13
Excess Amortisation Date                      15-Mar-00       15-Apr-98       15-Apr-98
----------------------------------------------------------------------------------------
Original Balance                         400,000,000.00  340,000,000.00  100,000,000.00
Opening Outstanding Principal Balance    400,000,000.00  237,794,965.34   91,346,155.89
----------------------------------------------------------------------------------------
Extended Pool Factors                           100.00%          85.72%          97.34%
expected Pool Factors                           100.00%          78.90%          93.46%
----------------------------------------------------------------------------------------
Extension Amount                                      -               -      323,568.54
expected Pool Factor Amount                           -               -               -
Surplus Amortisation                                  -    3,262,190.61               -
----------------------------------------------------------------------------------------
Total Principal Distribution Amount                   -    3,262,190.61      323,568.54
----------------------------------------------------------------------------------------
Redemption Amount
- amount allocable to principal
- amount allocable to premium
----------------------------------------------------------------------------------------
Closing Outstanding Principal Balance    400,000,000.00  234,532,774.73   91,022,587.35
----------------------------------------------------------------------------------------

------------------------------------------------------------------------
(b) Fixed Rate Notes                          C-1             D-1
------------------------------------------------------------------------
Applicable Interest Rate                       6.90000%        8.70000%
Day count                                      30 / 360        30 / 360
Number of Days                                       30              30
Interest Amount Payable                      574,981.44      797,500.00
------------------------------------------------------------------------
Total Interest Paid                          574,981.44      797,500.00
------------------------------------------------------------------------
Expected Final Payment Date                   15-Mar-13       15-Mar-14
Excess Amortisation Date                      15-Mar-13       15-Mar-10
Original Balance                         100,000,000.00  110,000,000.00
Opening Outstanding Principal Balance     99,996,772.00  110,000,000.00
------------------------------------------------------------------------
Extended Pool Factors                           100.00%         100.00%
expected Pool Factors                            99.99%         100.00%
------------------------------------------------------------------------
Extended Amount                                       -               -
expected Pool Factor amount                    6,772.00               -
---------------------------
Surplus Amortisation                           3,206.00
------------------------------------------------------------------------
Total Principal Distribution Amount            9,978.00               -
------------------------------------------------------------------------
Redemption Amount                                     -               -
- amount allocable to principal                       -               -
- amount allocable to premium                         -               -
------------------------------------------------------------------------
Closing Outstanding Principal Balance     99,986,794.00  110,000,000.00
------------------------------------------------------------------------

----------------------------------------------------------------------------------------



Current Payment Date                       15-Nov-99
Current Calculation Date                    8-Nov-99
Previous Payment Date                      15-Oct-99
Previous Calculation Date                   8-Oct-99
--------------------------------------------------------------------------------

5. Floating Rate Note information for next Interest Accrual Period

Start of Interest Accrual Period           15-Nov-99
End of Interest Accrual Period             15-Jun-99
Reference Date                             11-Nov-99

--------------------------------------------------------------------------------
                                            A-1           A-2          B-1
--------------------------------------------------------------------------------
Applicable LIBOR                            5.40000%      5.40000%     5.40000%
Applicable Margin                            0.2100%       0.3500%      0.6500%
Applicable Interest Rate                    5.61000%       5.7500%      6.0500%
Actual Pool Factor                           100.00%        68.98%       91.02%

--------------------------------------------------------------------------------

-------------------------------------------------------------------
Fixed Rate Notes                            C-1           D-1
-------------------------------------------------------------------

Actual Pool Factor                            99.99%       100.00%

-------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Payments per $ 100,000 Inital Outstanding Principal Balance of Notes

--------------------------------------------------------------------------------
(a) Floating Rate Notes                     A-1           A-2          B-1
--------------------------------------------------------------------------------

Opening Outstanding Principal Balance     100,000.00     69,939.70    91,346.16
Total Principal Payments                           -        959.47       323.57
Closing Outstanding Principal Balance     100,000.00     68,980.23    91,022.59

Total Interest                                483.62        346.68       476.38
Total Premium                                      -             -            -

--------------------------------------------------------------------------------

-------------------------------------------------------------------
(b) Fixed Rate Notes                        C-1           D-1
-------------------------------------------------------------------

Opening Outstanding Principal Balance      99,996.77    100,000.00
Total Principal Payments                        9.98             -
Closing Outstanding Principal Balance      99,986.79    100,000.00

Total Interest                                574.98        725.00
Total Premium                                      -             -
-------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   Comparison of Actual to Date Cashflows versus Prospectus

                                                                                      % of Assumed Gross Lease Revenues
---------------------------------------------------------------------------------   --------------------------------------
                                         Actual To      Assumed*     Variance          Actual      Assumed*    Variance
                                         15-Nov-99      To Date
---------------------------------------------------------------------------------   --------------------------------------
Cash Collections

Gross Lease Rentals                       198,867,363  220,930,582   (22,063,219)          90.0%       100.0%      -10.0%
Other Cash Received                         2,950,951                  2,950,951            1.3%         0.0%        1.3%
Security Deposits                           4,006,650                  4,006,650            1.8%                     1.8%
Repossession Costs - Actual                (2,071,438)  (9,941,876)    7,870,438           -0.9%        -4.5%        3.6%
Repossession Costs - Accrued                 (128,000)                  (128,000)          -0.1%         0.0%       -0.1%
                                       ------------------------------------------   --------------------------------------
Net Lease Rentals                         203,625,527  210,988,706    (7,363,179)          92.2%        95.5%       -3.3%

Maintenance Receipts                       29,199,252            0    29,199,252           13.2%         0.0%       13.2%
Maintenance Expenses- Actual              (14,817,461)           0   (14,817,461)          -6.7%         0.0%       -6.7%
Maintenance Expenses - Accrued             (3,804,276)                (3,804,276)          -1.7%         0.0%       -1.7%
                                       ------------------------------------------   --------------------------------------
Net Maintenance                            10,577,515            0    10,577,515            4.8%         0.0%        4.8%

Interest Received                           3,827,945    2,381,771     1,446,175            1.7%         1.1%        0.7%
                                       ------------------------------------------   --------------------------------------
Total Cash Collections                    218,030,987  213,370,476     4,660,510           98.7%        96.6%        2.1%

Cash Expenses
Cash Operating Expenses
 - Insurance, re-leasing and other
     costs - Actual                        (1,630,383)  (7,732,570)    6,102,187           -0.7%        -3.5%        2.8%
 - Insurance, re-leasing and other
     costs - Accrued                                0                          0            0.0%         0.0%        0.0%
                                       ------------------------------------------   --------------------------------------
subtotal                                   (1,630,383)  (7,732,570)    6,102,187           -0.7%        -3.5%        2.8%

SG&A
 - Servicer Fees                           (8,275,033)  (9,673,455)    1,398,422           -3.7%        -4.4%        0.6%
 - Other Servicer provider fees
     and Overhead - Actual                 (4,616,285)  (5,537,159)      920,873           -2.1%        -2.5%        0.4%
 - Other Servicer provider fees
     and Overhead - Accrued                  (113,472)                  (113,472)          -0.1%         0.0%       -0.1%
                                       ------------------------------------------   --------------------------------------
subtotal                                  (13,004,791) (15,210,614)    2,205,823           -5.9%        -6.9%        1.0%

Interest Payments (Net of Swap Payments) (116,081,052)(115,680,672)     (400,380)         -52.5%       -52.4%       -0.2%

                                       ------------------------------------------   --------------------------------------
Total Cash Expenses & Interest Payments  (130,716,226)(138,623,856)    7,907,630          -59.2%       -62.7%        3.6%

---------------------------------------------------------------------------------   --------------------------------------
Net Cash Collections                       87,314,760   74,746,620    12,568,140           39.5%        33.8%        5.7%
---------------------------------------------------------------------------------   --------------------------------------

Exceptional Items
 - THY Note Distribution                   27,143,085   27,143,085             0           12.3%        12.3%        0.0%
---------------------------------------------------------------------------------   --------------------------------------
 Cash Collections Available for
   Distribution                           114,457,845  101,889,705    12,568,140           51.8%        46.1%        5.7%
---------------------------------------------------------------------------------   --------------------------------------

Principal Payments

A-1                                                 0            0             0            0.0%         0.0%        0.0%
A-2                                       105,467,225   92,899,086    12,568,139           47.7%        42.0%        5.7%
B-1                                         8,977,413    8,977,413            (0)           4.1%         4.1%        0.0%
C-1                                            13,206       13,206             0            0.0%         0.0%        0.0%
D-1                                                 0            0             0            0.0%         0.0%        0.0%
                                       ------------------------------------------   --------------------------------------
subtotal                                  114,457,844  101,889,705    12,568,139           51.8%        46.1%        5.7%

---------------------------------------------------------------------------------   --------------------------------------
Total Payments to Noteholders             114,457,844  101,889,705    12,568,139           51.8%        46.1%        5.7%
---------------------------------------------------------------------------------   --------------------------------------

Benefical Interest Distributions                    0            0             0            0.0%         0.0%        0.0%

Total Accrued Expenses on Payment Date:    (4,045,748)
---------------------------------------------------------------------------------   --------------------------------------
*Assumed Cash Collections and Cash Expenses have been adjusted for non-delivery of an aircraft.

                                                      Coverage Ratios

                              Closing            Actual                Assumed*
-------------------------------------------------------------------------------------------------------------------------
   Cash Collections Available for
     Distribution                             114,457,845             101,889,705
   Add Back Interest and Swap Payments        116,081,052             115,680,672
   --------
   Add Back Permitted Accruals                 1,600,000
   ---------
a  Net Cash Collections(excl. interest
     and swap pymts)                         232,138,897              217,570,377
b  Swaps                                      11,879,080                6,240,472       5,999,708
c  Class A Interest                           66,170,321               70,982,656      67,619,558
d  Class A Minimum                            15,221,945               22,188,410      22,188,410
e  Class B Interest                            9,892,670               10,458,563       9,955,144
f  Class B Minimum                             8,977,413                8,977,413       8,653,844
g  Class C Interest                           11,796,648               11,729,981      11,155,000
h  Class C Minimum                                   175                      175             175
i  Class D Interest                           16,342,333               16,269,000      15,471,500
j  Class D Minimum                                     -                        -               -
k  Class A Scheduled                                   -                        -               -
l  Class B Scheduled                                   -                        -               -
m  Class C Scheduled                              13,031                   13,031           3,228
n  Class D Scheduled                                   -                        -               -
o  Permitted Aircraft Modifications            1,600,000                        -               -
p  Class A Supplemental                       90,245,280               70,710,676      68,379,981
                                             ------------------------------------
    Total                                    232,138,896              217,570,377     209,426,548
                                             ------------------------------------

   Interest Coverage Ratio
   Class A                                          2.97                     2.82
   Class B                                          2.25                     1.98
   Class C                                          1.87                     1.67
   Class D                                          1.65                     1.48


   Debt Coverage Ratio
   Class A                                          1.65                     1.48
   Class B                                          1.65                     1.48

   Class C                                          1.65                     1.48
   Class D                                          1.65                     1.48


   Loan-to-Value Ratios
   Assumed Portfolio Value    1,115,510,000                           1,015,877,091
   Adjusted Portfolio Value                       962,820,839

   Liquidity Reserve Amount

   Of which - Cash               25,000,000        25,000,000            25,000,000
     - Accrued Expenses                             4,045,748
     - Letters of Credit held    40,000,000        40,003,351            40,003,351
                              -------------     -----------------------------------
   Subtotal                      65,000,000        69,049,099            65,003,351
   Less Lessee Security
     Deposits                   (20,000,000)      (20,003,351)          (20,003,351)
   Subtotal                      45,000,000        49,045,748            45,000,000
   Total Asset Value          1,160,510,000     1,011,866,587         1,060,877,091


   Note Balances as at 15-Nov-99

   Class A                    740,000,000  63.8%  634,532,775           647,100,914  61.0%     62.7%
   Class B                    100,000,000  72.4%   91,022,587            91,022,587  69.6%     71.7%
   Class C                    100,000,000  81.0%   99,986,794            99,986,794  79.0%     81.6%
   Class D                    110,000,000  90.5%  110,000,000           110,000,000  89.4%     92.5%
                            -------------       -----------------------------------
                            1,050,000,000         935,542,156           948,110,295
                            -------------       -----------------------------------
-------------------------------------------------------------------------------------------------------------------------
*Assumed Cash Collections and Cash Expenses have been adjusted for non-delivery of an aircraft.

1. Interest Coverage Ratio is equal to Net Cash Collections(excl. interest and swap payments) expressed as a ratio of the interest payable on each subclass of Notes plus the interest and minimum principal payments payable on each subclass of Notes that rank senior in priority of payment to the relevant subclass of Notes.

2. Debt Service Ratio is equal to Net Cash Collections (excl. interest and swap payments) expressed as a ratio of the interest and minimum and scheduled principal payments payable on each subclass of Notes plus the interest and minimum and scheduled principal payments payable on each subclass of Notes that ranks equally with or senior to the relevant subclass of Notes in the priority of payments.

3. Total Asset Value is equal to Total Assumed Portfolio Value plus Liquidity Reserve Amount minus Lessee Security Deposits.

4. Assumed Portfolio Value represents the Inital Appraised Value of each aircraft in the Portfolio multipled by the Depreciation Factor at Calculation date divided by the Depreciation Factor at Closing date.

5. Adjusted Portfolio Value represents the Base Value of each aircraft in the Portfolio as detemined by the most recent Appraisal multiplied by the Depreciation Factor at Calculation date divided by the Depreciation Factor at Closing date.

6. The lower of the Assumed Portfolio Value or 105% of the Adjusted Portfolio Value is used to calculate the principal repayment amounts to Noteholders